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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          July 10, 1998 (July 8, 1998)
                Date of Report (Date of earliest event reported)


                              SUSA Partnership, LP
             (Exact name of registrant as specified in its charter)


         Tennessee                      001-12403                62-1554135
(State or other jurisdiction      (Commission File No.)       I.R.S. Employer
        of incorporation)                                   (Identification No.)


                    10440 Little Patuxent Parkway, Suite 1100
                               Columbia, MD 21044
                    (Address of principal executive offices)

                                 (410) 730-9500
              (Registrant's telephone number, including area code)

                                       N/A
          (former name or former address, if changed since last report)

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ITEM 7:       FINANCIAL STATEMENTS AND EXHIBITS

              (c)      Exhibits

                       The following exhibits are filed herewith in connection with the Registrant's sale of $100,000,000 6.95% Global Notes due July 1, 2006 and $100,000,000 7.45% Global
                       Debentures due July 1, 2018:


                       Exhibit   Description
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                       4.1       Form of 6.95% Global Note due July 1, 2006

                       4.2       Form of 7.45% Global Debenture due July 1, 2018




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUSA Partnership, L.P.



Date:    July 10, 1998                 By: /s/ Dennis A. Reeve
                                          -------------------------------------
                                       Name:    Dennis A. Reeve
                                       Title:   Chief Finance Officer


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                                  EXHIBIT INDEX

         Exhibit             Description
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         4.1                 Form of 6.95% Global Note due July 1, 2006

         4.2                 Form of 7.45% Global Debenture due July 1, 2018